UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2020

MediaAlpha, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

(213) 316-6256

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 – Entry into a Material Definitive Agreement.

On October 30, 2020, MediaAlpha, Inc., a Delaware corporation (the “Company”), closed its initial public offering (the “IPO”) of its shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”). The Company sold 7,027,606 shares of Class A Common Stock at a price of $19.00 per share, which included 769,104 shares of Class A Common Stock sold pursuant to the option granted to the underwriters by the Company, which was exercised in full prior to the closing. White Mountains Investments (Luxembourg) S.à r.l. (the “Selling Stockholder”) sold 3,609,894 shares of Class A Common Stock as the selling stockholder, which included 618,396 shares of Class A common stock sold pursuant to the option granted to the underwriters by the Selling Stockholder, which was exercised in full prior to the closing. As a result of the IPO, the pre-IPO investors collectively own approximately 81.9% of the voting power of the Company.

On October 27, 2020, in connection with the IPO, the Company and the Selling Stockholder entered into an underwriting agreement with, among others, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters specified therein. The underwriting agreement is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Company also entered into a registration rights agreement, fourth amended and restated limited liability company agreement of QL Holdings LLC, tax receivables agreement, exchange agreement, stockholders agreement and reorganization agreement. Each of these agreements is described in detail in the Company’s Registration Statement on Form S-1 (File No. 333-249326), as amended (the “Registration Statement”). The registration rights agreement, fourth amended and restated limited liability company agreement of QL Holdings LLC, tax receivables agreement, exchange agreement, stockholders agreement and reorganization agreement are filed herewith as Exhibit 4.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and are incorporated herein by reference.

ITEM 3.03 – Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2020 Omnibus Incentive Plan

On October 27, 2020, the Company’s board of directors (the “Board”) and its stockholder approved the Company’s adoption of the MediaAlpha, Inc. 2020 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) and the forms of award agreements for restricted stock units granted to officers and directors thereunder, substantially in the forms previously filed as Exhibits 10.14, 10.16, 10.17 and 10.18 to the Registration Statement. The Omnibus Incentive Plan provides for an initial reserve of an aggregate of 12,506,550 shares of Class A Common Stock, subject to annual increases for each year during the plan term, as described in the Omnibus Incentive Plan. The Omnibus Incentive Plan authorizes the grants of various types of equity awards, such as nonqualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance awards, cash incentive awards and other equity-based awards (including deferred share units and fully vested shares) to current or prospective directors, officers, employees and consultants of the Company and its affiliates. For further information regarding the Omnibus Incentive Plan, see “Executive compensation—2020 Omnibus incentive plan” in the final prospectus the Company filed with the Securities and Exchange Commission on October 29, 2020 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement (the “Final Prospectus”).

Copies of the Omnibus Incentive Plan and forms of restricted stock unit award agreements adopted by the Company are filed herewith as Exhibits 10.6, 10.7, 10.8 and 10.9 and are incorporated herein by reference. The above description of the Omnibus Incentive Plan and the forms of restricted stock unit award agreements is not complete and is qualified in its entirety by reference to the applicable exhibit.

Amended and Restated Employment Agreements

On October 27, 2020, the Company and its indirect subsidiary, QuoteLab, LLC, entered into amended and restated employment agreements with Steven Yi, the Company’s Chief Executive Officer, and Eugene Nonko, the Company’s Chief Technology Officer (together, the “Founder Employment Agreements”), substantially in the forms previously filed as Exhibit 10.19 and Exhibit 10.20 to the Registration Statement. For further information regarding the Founder Employment Agreements, see “Executive Compensation—Elements of executive compensation —Yi and Nonko employment agreements —Amended employment agreements” in the Final Prospectus.

Copies of the Founder Employment Agreements are filed herewith as Exhibit 10.10 and Exhibit 10.11 and are incorporated herein by reference. The above description of the Founders Employment Agreements is not complete and is qualified in its entirety by reference to the applicable exhibit.

CFO Employment Agreement

On October 27, 2020, the Company and QuoteLab, LLC entered into a new employment agreement with Tigran Sinanyan, its Chief Financial Officer (the “CFO Employment Agreement”), substantially in the form previously filed as Exhibit 10.21 to the Registration Statement. For further information regarding the CFO Employment Agreement, see “Executive Compensation—Elements of executive compensation —Sinanyan employment agreement” in the Final Prospectus.

A copy of the CFO Employment Agreement is filed herewith as Exhibit 10.12 and is incorporated herein by reference. The above description of the CFO Employment Agreement is not complete and is qualified in its entirety by reference to such exhibit.

IPO Equity Awards

Effective as of the closing of the IPO on October 30, 2020, the Company granted restricted stock unit (“RSU”) awards under the Omnibus Incentive Plan to certain officers of the Company (including Messrs. Yi, Nonko and Sinanyan) and to the non-employee directors who joined the Board in connection with the IPO (Kathy Vrabeck, Lara Sweet and Venmal (Raji) Arasu). Such RSU awards cover a number of shares of Class A Common Stock, as follows:

•	Messrs. Yi and Nonko each received an RSU award covering 1,837,765 shares of Class A Common Stock;

•	Mr. Sinanyan received an RSU award covering 91,888 shares of the Class A Common Stock;

•	all other officers, as a group, received RSU awards covering 1,041,401 shares of the Class A Common Stock; and

•

each of non-employee directors named above received an RSU award covering 15,790 shares of Class A Common Stock (representing their initial $300,000 award under the Company’s director compensation policy, divided by the IPO price of $19.00 per share, rounded up to the nearest whole share).

Such RSU awards will vest quarterly over the first three years following the date of grant, subject to continued employment or service through each applicable vesting date (with limited exceptions in the case of a change of control (or certain qualifying terminations in connection with a change of control) or, for Messrs. Yi and Nonko, death, disability, termination without cause or resignation for good reason). For further information regarding such RSU awards, see “Executive Compensation—Elements of executive compensation —Looking forward—IPO Equity Grants” in the Final Prospectus. For further information regarding the Company’s director compensation policy, see “Director compensation for fiscal year 2019” in the Final Prospectus.

ITEM 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2020, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company became effective. A description of the Company’s capital stock giving effect to the adoption of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws is included in the Registration Statement. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

ITEM 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 27, 2020, by and among MediaAlpha, Inc., Guilford Holdings, Inc., QL Holdings LLC and White Mountains Investments (Luxembourg) S.à r.l. and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters specified therein.

3.1	Amended and Restated Certificate of Incorporation of MediaAlpha, Inc.

3.2	Amended and Restated Bylaws of MediaAlpha, Inc.

4.1	Registration Rights Agreement, dated October 27, 2020, by and among MediaAlpha, Inc., White Mountains Investments (Luxembourg) S.à r.l., Insignia QL Holdings, LLC, Insignia A QL Holdings, LLC, Steven Yi, Eugene Nonko, Ambrose Wang and certain other parties thereto.

10.1	Fourth Amended and Restated Limited Liability Company Agreement of QL Holdings LLC, dated October 27, 2020.

10.2	Tax Receivables Agreement, dated October 27, 2020, by and among MediaAlpha, Inc., QL Holdings LLC and certain other parties thereto.

10.3	Exchange Agreement, dated October 27, 2020, by and among MediaAlpha, Inc., QL Holdings LLC, Guilford Holdings, Inc. and holders of Class B-1 units of QL Holdings LLC party thereto.

10.4	Stockholders Agreement, dated October 27, 2020, by and among MediaAlpha, Inc., White Mountains Investments (Luxembourg) S.à r.l., Insignia QL Holdings, LLC, Insignia A QL Holdings, LLC and Steven Yi, Eugene Nonko and Ambrose Wang, together with their respective holding entities through which they indirectly hold common stock of MediaAlpha, Inc.

10.5	Reorganization Agreement, dated October 27, 2020, by and among MediaAlpha, Inc., QL Holdings LLC, QuoteLab, LLC, Guilford Holdings, Inc., White Mountains Investments (Luxembourg) S.à r.l., White Mountains Insurance Group, Ltd., Insignia QL Holdings, LLC, Insignia A QL Holdings, LLC, Steven Yi, Eugene Nonko, Ambrose Wang and certain other parties thereto.

10.6	MediaAlpha, Inc. 2020 Omnibus Incentive Plan.

10.7	2020 Form of MediaAlpha, Inc. 2020 Omnibus Incentive Plan Restricted Stock Unit Award Agreement for Founders.

10.8	2020 Form of MediaAlpha, Inc. 2020 Omnibus Incentive Plan Restricted Stock Unit Award Agreement for Officers other than Founders.

10.9	2020 Form of MediaAlpha, Inc. 2020 Omnibus Incentive Plan Restricted Stock Unit Award Agreement for Directors.

10.10	Amended and Restated Employment Agreement, dated as of October 27 2020, by and among Steven Yi, QuoteLab, LLC and MediaAlpha, Inc.

10.11	Amended and Restated Employment Agreement, dated as of October 27 2020, by and among Eugene Nonko, QuoteLab, LLC and MediaAlpha, Inc.

10.12	Employment Agreement, dated as of October 27 2020, by and among Tigran Sinanyan, QuoteLab, LLC and MediaAlpha, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaAlpha, Inc.

Date: November 2, 2020	By:	/s/ Lance Martinez
		Name:	Lance Martinez
		Title:	General Counsel & Secretary